Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Amendment No. 1 to Quarterly Report on Form 10-Q of Lightbridge, Inc. (the “Company”) for the three and nine months ended September 30, 2005, as filed with the Securities and Exchange Commission on March 10, 2006 (the “Report”), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert E. Donahue Robert E. Donahue President and Chief Executive Officer	/s/ Timothy C. O’Brien Timothy C. O’Brien Chief Financial Officer

Date: March 10, 2006	Date: March 10, 2006